EXHIBIT 99.1

                       Computational Materials prepared by
                            Bear, Stearns & Co. Inc.

                              [begins on next page]

                                                                  April 26, 2005
 Bear, Stearns & Co. Inc.                CLOSE-0503                  05:53PM EDT
 nsmith                                  Sensitivity                 Page 1 of 1

              Settle Date: 4/29/2005 US Treasury Curve Date: 4/15/2005

 ------------------------------------------------------------
                      CLOSE-0503 Al (YA)
 ------------------------------------------------------------
  Dated Date: 04/01/2005         Pricing
  Trade Date:                 WAC: 0.000
 Settle Date: 04/29/2005      WAM: 04/2005
 Date of 1st CF:05/25/2005    Type:
 Pmts Per Year: 12            -------------------------------
      Manager:                  Collateral
          Face: .00M          GROUP: G01
 Speed Assump.: 0% CPR        CNWAC:
------------------------      CGWAC: 0.000
   Monthly Prepayment         Range: 0.00-0.00
Date   PSA   CPP   RPI        CWAM:
------------------------      Range: -
                              Av. Age:
                              -------------------------------
                                Cumulative Prepayment
                                    PSA    CPP    RPI
                              -------------------------------
                              1 Mo
                              3 Mo
                              6 Mo
                              1 Yr
 ------------------------------------------------------------
                   Deal Comments



 ------------------------------------------------------------
                 Tranche Details
 Des: A1                      P-Des: YA
 Cusip:                       Description: SENIOR
 Orig. Bal.: 97,075,000.00    Current Bal.: 97,075.000.00
 Factor: 1.00000000           As of:
 Coupon: 5.250                Cpn Mult.: 0.000
 Cap: 0.000                   Floor: 0.000
 Last Reset:                  Next Reset:
 Delay Days: 24               Stated Mat:
 Current Pac: 0.00- 0.00      Original Pac: 125.00 - 350.00
 S&P:                         Fitch:
 Moody:                       Duff:
 ------------------------------------------------------------
                Coupon Formulas
          Index     Formula          Cap     Floor
 ------------------------------------------------------------
           All    Fixed Rate Bond
 ------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                       Tranche: Al (YA)
-------------------------------------------------------------------------------------------------------------------------------
                 .00% PSA      100.00% PSA      200.00% PSA      300.00% PSA      400.00% PSA      500.00% PSA    PREPAY
    Price         2.83375        2.83375          2.83375          2.83375          2.83375          2.83375      1M_LIB
-------------------------------------------------------------------------------------------------------------------------------
   100.187500    5.243        5.171            5.154            5.154            5.147            5.127           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.218750    5.239        5.163            5.145            5.145            5.137            5.117           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.250000    5.236        5.155            5.136            5.136            5.128            5.106           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.281250    5.232        5.147            5.127            5.127            5.119            5.096           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.312500    5.228        5.139            5.118            5.118            5.109            5.086           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.343750    5.225        5.131            5.109            5.109            5.100            5.075           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.375000    5.221        5.123            5.100            5.100            5.091            5.065           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.406250    5.217        5.115            5.091            5.091            5.081            5.054           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.437500    5.213        5.107            5.083            5.083            5.072            5.044           Yield
-------------------------------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales, representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                  April 27, 2005
 Bear, Stearns & Co. Inc.                CLOSE-0503                  04:38PM EDT
 nsmith                                  Sensitivity                 Page 1 of 1

            Settle Date: 4/29/2005 US Treasury Curve Date: 4/15/2005

-------------------------------------------------------------
                      CLOSE-0503 A4 (F)
-------------------------------------------------------------
  Dated Date: 04/01/2005            Pricing
  Trade Date:                      WAC: 0.000
 Settle Date: 04/29/2005           WAM: 04/2005
 Date of 1st CF:  05/25/2005       Type:
 Pmts Per Year: 12                 --------------------------
       Manager:                    Collateral
          Face: .00M               --------------------------
 Speed Assump.: 0% CPR             GROUP: G01
------------------------           CNWAC:
Monthly Prepayment                 CGWAC: 0.000
 Date   PSA   CPP   RPI            Range: 0.00 - 0.00
-----------------------            CWAM:
                                   Range: -
                                   Av. Age:
                                   --------------------------
                                     Cumulative Prepayment
                                     PSA    CPP    RPI
                                   --------------------------
                                   1 Mo
                                   3 Mo
                                   6 Mo
                                   1 Yr
-------------------------------------------------------------
                Deal Comments



-------------------------------------------------------------
                Tranche Details
Des: A4                        P-Des: F
Cusip:                         Description: Floater
Orig. Bal.: 25,147,500.00      Current Bal.: 25,147,500.00
Factor: 1.00000000             As of:
Coupon: 3.834                  Cpn Mult.: 1.000
Cap: 7.500                     Floor: 1.000
Last Reset:                    Next Reset: 05/23/2005
Delay Days: 0                  Stated Mat:
Current Pac:                   Original Pac:
S&P:                           Fitch:
Moody:                         Duff:
-------------------------------------------------------------
                 Coupon Formulas
  Index           Formula                     Cap    Floor
-------------------------------------------------------------
  < 6.5000    1.0000 x 1-mo LIBOR + 1.0000   7.500  1.0000
 >= 6.5000                          7.5000   7.500  1.0000
-------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                       Tranche: A4 (F)
-------------------------------------------------------------------------------------------------------------------------------
                 .00% PSA      100.00% PSA      200.00% PSA      300.00% PSA      400.00% PSA      500.00% PSA    PREPAY
     Price        2.83375        2.83375          2.83375          2.83375          2.83375          2.83375      1M_LIB
-------------------------------------------------------------------------------------------------------------------------------
   99.875000     3.872        3.874            3.881            3.897            3.922            3.935           Yield
-------------------------------------------------------------------------------------------------------------------------------
   99.906250     3.870        3.871            3.877            3.889            3.907            3.917           Yield
-------------------------------------------------------------------------------------------------------------------------------
   99.937500     3.868        3.869            3.873            3.881            3.893            3.900           Yield
-------------------------------------------------------------------------------------------------------------------------------
   99.968750     3.866        3.867            3.869            3.873            3.879            3.882           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.000000    3.864        3.864            3.864            3.864            3.864            3.864           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.031250    3.863        3.862            3.860            3.856            3.850            3.847           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.062500    3.861        3.860            3.856            3.848            3.836            3.829           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.093750    3.859        3.858            3.852            3.840            3.822            3.812           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.125000    3.857        3.855            3.848            3.832            3.807            3.794           Yield
-------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                                  April 26, 2005
 Bear, Stearns & Co. Inc.                CLOSE-0503                  05:55PM EDT
 nsmith                                  Sensitivity                 Page 1 of 1

              Settle Date: 4/29/2005 US Treasury Curve Date: 4/15/2005

 ------------------------------------------------------------
                  CLOSE-0503 A8 (Fl)
 ------------------------------------------------------------
  Dated Date: 04/01/2005      Pricing
  Trade Date:                 WAC:: 0.000
  Settle Date: 04/29/2005     WAM: 04/2005
  Date of 1st CF: 05/25/2005  Type:
  Pmts Per Year: 12            ------------------------------
  Manager:                     Collateral
  Face: .00M                  GROUP: G01
Speed Assump.: 0% CPR         CNWAC:
--------------------------    CGWAC: 0.000
  Monthly Prepayment          Range: 0.00- 0.00
  Date   PSA   CPP   RPI      CWAM:
-------------------------     Range: -
                              Av. Age:
                              -------------------------------
                                  Cumulative Prepayment
                                    PSA    CPP    RPI
                              -------------------------------
                              1 Mo
                              3 Mo
                              6 Mo
                              1 Yr
 ------------------------------------------------------------
                 Deal Comments



 ------------------------------------------------------------
                 Tranche Details
 Des: A8                             P-Des: F1
 Cusip:                       Description: Floater
 Orig. Bal.: 20,034,000.00    Current Bal.: 20,034,000.00
 Factor: 1.00000000           As of:
 Coupon: 3.184                Cpn Mult.: 1.000
 Cap: 8.000                   Floor: 0.350
 Last Reset:                  Next Reset: 05/23/2005
 Delay Days: 0                Stated Mat:
 Current Pac:                 Original Pac:
 S&P:                                Fitch:
 Moody:                               Duff:
 ------------------------------------------------------------
                 Coupon Formulas
   Index          Formula                   Cap    Floor
 ------------------------------------------------------------
  < 7.6500   1.0000 x 1-mo LIBOR + 0.3500   8.000  0.3500
  >=7.6500                         8.0000   8.000  0.3500
 ------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                       Tranche: A8 (Fl)
-------------------------------------------------------------------------------------------------------------------------------
                 .00% PSA      100.00% PSA      200.00% PSA      300.00% PSA      400.00% PSA      500.00% PSA    PREPAY
     Price        2.83375        2.83375          2.83375          2.83375          2.83375          2.83375      1M_LIB
-------------------------------------------------------------------------------------------------------------------------------
   99.875000     3.214        3.219            3.225            3.231            3.237            3.243           Yield
-------------------------------------------------------------------------------------------------------------------------------
   99.906250     3.212        3.216            3.220            3.225            3.229            3.233           Yield
-------------------------------------------------------------------------------------------------------------------------------
   99.937500     3.210        3.212            3.215            3.218            3.221            3.224           Yield
-------------------------------------------------------------------------------------------------------------------------------
   99.968750     3.207        3.209            3.210            3.211            3.213            3.214           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.000000    3.205        3.205            3.205            3.205            3.205            3.205           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.031250    3.203        3.201            3.200            3.198            3.197            3.196           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.062500    3.200        3.198            3.195            3.192            3.189            3.186           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.093750    3.198        3.194            3.190            3.185            3.181            3.177           Yield
-------------------------------------------------------------------------------------------------------------------------------
   100.125000    3.196        3.190            3.185            3.179            3.173            3.167           Yield
-------------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales, representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.